Exhibit 99.1

FOR IMMEDIATE RELEASE

ALTISOURCE RESIDENTIAL CORPORATION ANNOUNCES AGREEMENT WITH RESI SHAREHOLDERS GROUP

CHRISTIANSTED, U.S. Virgin Islands, May 11, 2016 -- Altisource Residential Corporation (“Residential” or the “Company”) (NYSE:RESI) today announced that it has entered into an agreement with RESI Shareholders Group, a shareholder group with ownership of approximately 2.5% of the Company’s outstanding shares. Under the terms of the agreement, the Company has agreed to seek to add two new independent directors and RESI Shareholders Group has agreed to withdraw its nomination of certain individuals for election to the Board at the Company’s 2016 Annual Meeting and to abide by customary standstill provisions. The Board is actively recruiting new director candidates.

David B. Reiner, Chairman of the Residential Board of Directors, said, “As the Company’s initial operating results show, we are successfully executing our single-family rental strategy and believe our plan for continued growth will further confirm its achievability. As our business expands, the Board believes it is essential to add new directors and to broaden the expertise, diversity and perspective of the Board. We look forward to working with the new directors to continue advancing Residential’s position as it capitalizes on the sustained growth in single-family rental demand to enhance long-term value for all Residential stockholders.”

The Board has also reiterated its intention to execute against its $100 million buyback program announced in August 2015. The Company may repurchase shares from time to time in its discretion, based on ongoing assessments of the capital needs of the Company, the market price of its common stock and general market conditions.

Mr. Reiner continued, “We intend to continue to buy back stock in a disciplined and deliberate manner, reflecting our belief that Residential's stock at current levels represents an attractive investment opportunity.”

The complete agreement between Residential and RESI Shareholders Group will be included as an exhibit to a Current Report on Form 8-K, which will be filed by Residential with the Securities and Exchange Commission (“SEC”).

Residential's definitive proxy materials and other materials regarding the Board's recommendation for the 2016 Annual Meeting can be found at the investor relations section of the Company's website at www.altisourceresi.com.

About Residential
Residential is focused on providing quality, affordable rental homes to families throughout the United States. Additional information is available at www.altisourceresi.com.

Forward-looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this press release reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. Factors that may materially affect such forward-looking statements include, but are not limited to: our ability to implement our business strategy; our ability to make distributions to our stockholders; our ability to acquire assets for our portfolio, including difficulties in identifying single-family rental assets and properties to acquire; our ability to sell residential mortgage assets on favorable terms; the impact of changes to the supply of, value of and the returns on residential mortgage or single-family rental assets; our ability to successfully modify or otherwise resolve sub-performing and non-performing loans; our ability to convert residential mortgage loans to rental properties or acquire single-family rental properties and generate attractive returns; our ability to predict our costs; our ability to effectively compete with our competitors; our ability to apply the proceeds from financing activities or residential mortgage loan asset sales to target assets in a timely manner; changes in the market value of our acquired real estate owned and single-family rental properties; changes in interest rates and in the market value of the collateral underlying our sub-performing and non-performing loan portfolios; our ability to obtain and access financing arrangements on favorable terms, or at all; our ability to maintain adequate liquidity; our ability to retain our engagement of Altisource Asset Management Corporation; the failure of Altisource Portfolio Solutions S.A. to effectively perform its obligations under various agreements with us; the failure of our mortgage loan servicers to effectively perform their servicing obligations; our failure to maintain qualification as a REIT; our failure to maintain our exemption from registration under the Investment Company Act; the impact of adverse real estate, mortgage or housing markets; the impact of adverse legislative, regulatory or tax changes; and general economic and market conditions and other risks and uncertainties detailed in the “Risk Factors” and other sections described from time to time in the Company’s current and future filings with the Securities and Exchange Commission. The foregoing list of factors should not be construed as exhaustive. While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Such forward-looking statements speak only as of their respective dates, and we assume no obligation to update them to reflect changes in underlying assumptions or factors, new information or otherwise.

Important Additional Information and Where to Find It
The Company has filed a proxy statement and a WHITE proxy card on Schedule 14A and other relevant documents with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2016 Annual Meeting of Stockholders or any adjournment or postponement thereof (the “2016 Annual Meeting”). STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2016 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the 2016 proxy statement, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at http://ir.altisourceresi.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants in Solicitation
The Company, its directors, its executive officers and its nominees for election as director may be deemed participants in the solicitation of proxies from stockholders in connection with the matters to be considered at the Company’s 2016 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the Company’s 2016 Annual Meeting, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Company’s stockholders generally, are set forth in the Company’s definitive proxy statement for the 2016 Annual Meeting on Schedule 14A that has been filed with the SEC and the other relevant documents to be filed with the SEC.

FOR FURTHER INFORMATION CONTACT:
Meaghan Repko / Jonathan Keehner / Adam Pollack
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449